UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant            ☑
Filed by a party other than the Registrant    ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☑    Definitive Additional Materials
☐    Soliciting Material under Rule 14a-12
_________________________________________________

SELECT COMFORT CORPORATION
(Name of Registrant as Specified In Its Charter)

_________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
_________________________________________________

Payment of Filing Fee (Check the appropriate box):
☑    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐    Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:
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(2)    Form, Schedule or Registration Statement No.:
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(4)    Date Filed:
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To:    All Sleep Number® Brand Ambassadors
From:    Shelly Ibach, President & CEO, Sleep Number® setting 40, SleepIQ® score last night 86
Date:    April 10, 2015
Re:    Select Comfort Shareholder? Please Vote Your WHITE Proxy Card!

Select Comfort’s Annual Meeting of Shareholders is scheduled to be held on May 22, 2015. As I’ve previously shared, this year our Company is in the midst of a proxy contest. Blue Clay Capital Partners CO III LP (together with its affiliates and related parties, “Blue Clay”) has nominated two individuals for election to our Board of Directors in an attempt to replace two Select Comfort directors.
Vote All WHITE Proxy Cards
If you were a Select Comfort shareholder as of March 30, 2015, you will soon receive proxy materials from both Select Comfort and Blue Clay in connection with our 2015 Annual Meeting:

•	We ask that you vote all WHITE proxy cards from Select Comfort

•	We ask that you discard all blue proxy cards from Blue Clay
Watch for Multiple Mailings
Because of the contested nature of this year’s shareholder meeting, you will receive multiple mailings in the coming weeks from both Select Comfort and Blue Clay, including shareholder materials, letters and proxy voting cards. To reduce confusion about the actions Select Comfort shareholders should take to support Select Comfort’s Board and management, attached is a summary of Frequently Asked Questions for your reference. Also, we have retained Georgeson Inc., a professional proxy solicitation firm, to assist with the solicitation of proxies. If you have additional questions or need help voting your proxy, please contact them at (800) 561-3991.
Once again, thank you for your ongoing commitment to our mission of improving lives by individualizing sleep experiences and your dedication to delivering on our 2015 priorities.
Sleep well, dream big!

Frequently Asked Questions Regarding Proxy Voting Mechanics

How do I know the difference between Select Comfort’s proxy material and Blue Clay’s proxy material?
The proxy materials will clearly state whether they were sent by Select Comfort or Blue Clay. Also, the proxy card from Select Comfort is the WHITE proxy card.
When should I expect to receive my proxy material from Select Comfort?
You should expect to receive your material from Select Comfort shortly. Our mailing will include our proxy statement, annual report, a letter to shareholders and a WHITE proxy card.
Can I receive an additional copy of the proxy statement or proxy card?
Yes. If you would like additional copies of the proxy statement and/or proxy card, please call Georgeson Inc. at (800) 561-3991 and they will provide you with materials.
I hold shares in multiple accounts (through a broker, through my 401(k), etc.). Will I receive multiple WHITE proxy cards? If so, do I need to vote each account separately?
Yes, in the event that you hold shares in different accounts, you may receive multiple WHITE proxy cards and you need to vote each card separately for your entire holding to be voted.
I received an additional WHITE proxy card with a reminder mailing. Should I vote again if I have already voted my WHITE card once?
Yes. You can you feel free to vote ALL of the WHITE proxy cards you receive from Select Comfort; however, only the latest dated proxy is counted.
How do I support Select Comfort? Do I vote FOR Select Comfort on the WHITE card and AGAINST on the Blue Clay card?
No. The best way to support Select Comfort is to vote the WHITE proxy card and discard any materials you receive from Blue Clay.
What are the ways that I can vote my proxy?
You can vote your proxy three ways: telephone, internet or mail. If you wish to vote via telephone or internet, you should follow the instructions included on your WHITE proxy card. If you wish to vote by mail, you should mark, sign and date the WHITE Proxy Card and return it in the postage-paid envelope provided. If you need an additional copy of your WHITE proxy card, please call Georgeson Inc. at (800) 561-3991.
I have already voted the Blue Clay proxy card. Can I change my vote?
Yes. You may change your vote by marking, signing, dating and returning the WHITE proxy card in the accompanying post-paid envelope, or by voting by telephone or via the Internet by following the instructions on your WHITE proxy card. If you need assistance in changing your vote, please call Georgeson Inc. at (800) 561-3991.
Who should I talk to if I have questions?
You can talk with your leader or call Georgeson Inc. at (800) 561-3991 if you need voting assistance.

Important Additional Information and Where to Find It
Select Comfort Corporation (the “Company”) has filed a proxy statement on Schedule 14A and other relevant documents with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2015 Annual Meeting of Shareholders or any adjournment or postponement thereof (the “2015 Annual Meeting”) and is mailing the definitive proxy statement and a WHITE proxy card to each shareholder of record entitled to vote at the 2015 Annual Meeting. SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S 2015 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the 2015 proxy statement, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at http://www.sleepnumber.com/investor-relations as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants in Solicitation
The Company, its directors, its executive officers and its nominees for election as director may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the Company’s 2015 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Company shareholders in connection with the 2015 Annual Meeting, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of the Company’s shareholders generally, are set forth in the Company’s definitive proxy statement for the 2015 Annual Meeting on Schedule 14A that has been filed with the SEC and the other relevant documents filed with the SEC.